UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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◻	Definitive Proxy Statement
⌧	Definitive Additional Materials
◻	Soliciting Material under §240.14a-12

SkyWest, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V33121-P04719 SKYWEST, INC. You invested in SKYWEST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 7, 2024. Vote Virtually at the Meeting* May 7, 2024 10:00 AM MDT Virtually at: www.virtualshareholdermeeting.com/SKYW2024 Get informed before you vote View the Notice, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 23, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. SKYWEST, INC. ATTN: ROBERT J. SIMMONS 444 SOUTH RIVER ROAD ST. GEORGE, UT 84790 2024 Annual Meeting Vote by May 6, 2024 11:59 PM ET. For shares held in the Company’s 401K Plan, vote by May 2, 2024 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V33122-P04719 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Russell A. Childs For 1b. Smita Conjeevaram For 1c. Derek J. Leathers For 1d. Meredith S. Madden For 1e. Ronald J. Mittelstaedt For 1f. Keith E. Smith For 1g. James L. Welch For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers. For 3. To approve the Amended and Restated SkyWest, Inc. 2019 Long-Term Incentive Plan. For 4. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. For 5. A shareholder proposal regarding collective bargaining policy. Against NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment thereof.